UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-12

                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

              [Conspiracy Entertainment Holdings, Inc. Letterhead]

                                     *, 2005

Dear Shareholders:

      Enclosed are proxy materials for a special meeting of the shareholders of Conspiracy Entertainment Holdings, Inc. scheduled to be held on *, 2005.

      To obtain funding for working capital and product development purposes, we entered into a Securities Purchase Agreement with four accredited investors on February 9, 2005 for the sale of $650,000 in secured convertible debentures and warrants to buy 26,000,000 shares of our common stock. In connection with this financing, we are asking shareholders to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000.

      If our shareholders fail to approve this proposal, we may not be able to meet our obligations under the financing described above and will be in default pursuant to the terms of those agreements. Management believes that is it highly likely that such default would require the Company to repay the amount borrowed pursuant to those agreements, including interest and penalties, which would cause the Company to substantially curtail or cease its operations and may result in a total loss of your investment in Conspiracy Entertainment Holdings, Inc.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" THE COMPANY'S PROPOSAL

      Please promptly vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed Proxy card. Your continued interest in and support of the Company are sincerely appreciated.

                                            Sincerely,


                                            /s/ Sirus Ahmadi
                                            ------------------------------------
                                            Sirus Ahmadi
                                            Chairman and Chief Executive Officer

                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2005

To the shareholders of Conspiracy Entertainment Holdings, Inc.:

      You are cordially invited to attend the Special Meeting of Shareholders of Conspiracy Entertainment Holdings, Inc. (the "Company"), which will be held at 612 Santa Monica Boulevard in Santa Monica, CA 90401, on *, 2005, at 10:00 a.m. (local time), to consider and act upon the following matters:

      o To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000.

      The foregoing matter is more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed March 9, 2005 (the "Record Date") as the record date for this Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at this Special Meeting and at any adjournments thereof.

      You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

      You may also vote in person at the Special Meeting, even if you use the option set forth above.

      We have enclosed with this Notice of Special Meeting, a proxy statement, a form of proxy, a copy of our annual report to shareholders and our most recent quarterly reports. Our annual and quarterly reports are not a part of this proxy statement.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Sirus Ahmadi
                                            ------------------------------------
                                            Sirus Ahmadi
                                            Chairman of the Board

612 Santa Monica Boulevard
Santa Monica, California 90401
(310) 260-6150
*, 2005

                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
                           612 SANTA MONICA BOULEVARD
                         SANTA MONICA, CALIFORNIA 90401

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2005

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Conspiracy Entertainment Holdings, Inc., a Utah corporation (the "Company"), for use at the Special Meeting of Shareholders to be held at 612 Santa Monica Boulevard in Santa Monica, CA 90401, on *, 2005, at 10:00 a.m., and at any and all adjournments thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy will be mailed on or about *, 2005 to all shareholders entitled to vote at the Special Meeting.

VOTING BY PROXY

      You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

      If you return your signed proxy card before the Special Meeting, we will vote your shares as you direct. For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

      If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "FOR" the amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000.

      No matters other than those set forth above may be properly brought before the Special Meeting.

SOLICITATION OF PROXIES

      We will pay the expenses of soliciting proxies for the Special Meeting, including the cost of preparing, assembling and mailing the proxy materials. The original solicitation of Proxies by mail may be supplemented by solicitation in person, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees. Our officers and employees will not receive any additional compensation for soliciting proxies.

VOTING RIGHTS AND OUTSTANDING SHARES

      The Board of Directors has fixed the close of business on March 9, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, 36,615,509 shares of our common stock, $.001 par value, were issued and outstanding. You are entitled to one vote for each share of common stock you hold. Except as described herein, no preemptive, subscription, or conversion rights pertain to the common stock and no redemption or sinking fund provisions exist for the benefit thereof.

      The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Special Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Special Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

      The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to approve the proposal to amend our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000. As of the Record Date, our officers and directors held of record or beneficially 16,934,421 shares, or 46.3%, of our issued and outstanding common stock. Our officers and directors have indicated their intention to vote "FOR" each of the proposals described in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our common stock as of *, 2005. The information in this table provides the ownership information for:

      o each person known by us to be the beneficial owner of more than 5% of our common stock;

      o     each of our directors;

      o     each of our executive officers; and

      o     our executive officers and directors as a group.

      Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

                                        Number of Shares of       Percentage of
                                        Common Stock              Common Stock
Name of Beneficial Owner (1)            Beneficially Owned (2)    Owned (2)
--------------------------------------------------------------------------------
Sirus Ahmadi                                    14,779,131                 40.4%
Keith Tanaka                                     2,155,290                  5.9%
All Directors and Executive Officers
as a Group (2 persons)                          16,934,421                 46.3%
--------------------------------------------------------------------------------

----------
(1) The address of the listed beneficial owners is c/o Conspiracy Entertainment Holdings, Inc., 612 Santa Monica Blvd., Santa Monica, California 90401
(2) Applicable percentage ownership is based on 36,615,509 shares of common stock outstanding as of *, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of *, 2005 for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of *, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

REVOCATION OF PROXIES

      You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 612 Santa Monica Boulevard, Santa Monica, California 90401.

DISSENTER'S RIGHT OF APPRAISAL

      No action will be taken in connection with the proposals by our Board of Directors or the voting shareholders for which Utah law, our Articles of Incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

SHAREHOLDER PROPOSALS

      Our Board of Directors has not yet determined the date on which the next annual meeting of shareholders will be held. Any proposal by a shareholder intended to be presented at our next annual meeting of shareholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to shareholders in order to be included in the information or proxy statement relating to that meeting.

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
             TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         FROM 100,000,000 TO 500,000,000

      On February 9, 2004, the Board of Directors authorized an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock. Subject to shareholder approval, Article IV would be amended to read as follows and would be filed with the Utah Secretary of State:

                          "ARTICLE IV - SHARES OF STOCK

      The Corporation is authorized to issue an aggregate of 540,000,000 shares of capital stock, which shall be issued in the following classes and amounts:

      The Corporation shall have the authority to issue 500,000,000 shares of Common Stock with a par value of $.001 per share. Each share shall have full voting and liquidation rights from and after the date of issuance.

      The Corporation shall have the authority to issue 40,000,000 shares of Class B Common Stock with a par value of $.001 per share. Each share shall have full voting rights from and after the date of issuance; however no liquidation rights shall attach until after two years from the date of issuance. In all other aspects the shares shall have the same rights as the Common Stock."

      As of the Record Date, a total of 36,615,509 shares of the Company's currently authorized 100,000,000 shares of common stock are issued and outstanding. The increase in authorized common stock will be used for issuance of common stock underlying secured convertible debentures and warrants that may be converted and exercised into an estimated 39,000,000 shares of common stock as of *, 2005. The sale of these shares may adversely affect the market price of our common stock. The following is a description of our current financing arrangements:

AUGUST 31, 2004 FINANCING AND OCTOBER 6, 2004 FINANCING

      On August 31, 2004, we sold an aggregate of $1,050,000 principal amount of 5% Secured Convertible Debentures, 21,000,000 Class 2004-A Common Stock Purchase Warrants, and 21,000,000 Class 2004-B Common Stock Purchase Warrants, to four institutional investors. On October 6, 2004, we issued an additional $50,000 principal amount of 5% Secured Convertible Debentures, 1,000,000 Class 2004-A Common Stock Purchase Warrants and 1,000,000 Class 2004-B Common Stock Purchase Warrants to one institutional investor. We received gross proceeds totaling $1,100,000 from the sale of the Secured Convertible Debentures and the Class 2004-A and Class 2004-B Common Stock Purchase Warrants in the foregoing transactions. The purchasers of the Debentures and Warrants were as follows:

                           Principal          Class             Class B
                           Amount of          2004-A            2004-B
Investor                   Debentures        Warrants          Warrants
--------                   ----------       ----------       ----------
Alpha Capital AG           $  500,000       10,000,000       10,000,000
Stonestreet Limited
  Partnership              $  350,000        7,000,000        7,000,000
Whalehaven Fund Limited    $  100,000        2,000,000        2,000,000
Whalehaven Capital LP      $  100,000        2,000,000        2,000,000
Whalehaven Capital Fund
  Limited                  $   50,000        1,000,000        1,000,000

      Principal and accrued interest on each of the Debentures is due and payable on August 30, 2006. Interest is payable on the earlier of a conversion of the Debentures (as described below) or on the maturity date. At our election accrued interest on the Debentures may be paid by us in shares of common stock at the conversion price then in effect; provided, however, that we may only make this election if the registration statement covering the resale of such shares is then effective. The conversion ratio is the lesser of $0.05 per share or 70% of the average of the five lowest closing bid prices for our common stock for the 30 trading days prior to a conversion date, subject to adjustment for subsequent lower price issuances by us, as well as customary adjustment provisions for stock splits, combinations, dividends and the like. Payment of all amounts due pursuant to the Debentures, as well as our other obligations to these selling stockholders, is secured by a lien on all of our assets.

      Each Class 2004-A Warrant is currently exercisable at a price of $0.20 per share and is exercisable until expiration on August 31, 2009. Each Class 2004-B Warrant is currently exercisable at a price of $0.05 per share and, based on an amendment to Class 2004-B Warrant terms entered into in connection with the February 9, 2005 financing discussed below, is exercisable until expiration 18 months after the date on which the resale of the shares of common stock issuable upon exercise of the Class 2004-B Warrants are registered under the Securities Act of 1933 (subject to extension under certain circumstances). The exercise price of each of the Warrants is subject to adjustment for subsequent lower price issuances by us, as well as customary adjustment provisions for stock splits, combinations, dividends and the like.

      The Debentures and the Warrants were issued in a private placement transaction pursuant to Section 4(2) under the Securities Act of 1933. Pursuant to the terms of a registration rights agreement, we agreed to include the shares of common stock issuable upon conversion of the Debentures and upon exercise of the Warrants in a registration statement under the Securities Act of 1933 to be filed no later than October 15, 2004 and to use our best efforts to cause such registration statement to be declared effective no later than November 29, 2004. These deadlines have not been met. Accordingly, we will be required to issue additional shares of common stock and/or pay cash liquidated damages to the investors under the terms of the registration rights agreement.

FEBRUARY 9, 2005 FINANCING

      On February 9, 2005, we completed the sale of an aggregate of $650,000 principal amount of 5% Secured Convertible Debentures, 13,000,000 Class 2005-A Common Stock Purchase Warrants, and 13,000,000 Class 2005-B Common Stock Purchase Warrants, to three accredited institutional investors. We received gross proceeds totaling $650,000 from the sale of the Secured Convertible Debentures and the Class 2005-A and Class 2005-B Common Stock Purchase Warrants in the foregoing transactions. The purchasers of the Debentures and Warrants were as follows:

                           Principal
                           Amount of         Class A           Class B
Investor                   Debentures       Warrants          Warrants
--------                   ----------       ---------        ---------
Alpha Capital AG           $  250,000       5,000,000        5,000,000
Stonestreet Limited
  Partnership              $  150,000       3,000,000        3,000,000
Whalehaven Capital Fund
  Limited                  $  250,000       5,000,000        5,000,000

      Interest is payable on the earlier of a conversion of the Secured Convertible Debentures (as described below) or on the maturity date of February 9, 2007. At our election, accrued interest on the Secured Convertible Debentures may be paid by us in shares of common stock at the conversion price then in effect; provided, however, that we may only make this election if the registration statement covering the resale of such shares is then effective. The conversion price is the lower of $0.05 per share or 70% of the average of the five lowest closing bid prices for our common stock for the 30 trading days prior to a conversion date, subject to adjustment for subsequent lower price issuances, as well as customary adjustment provisions for stock splits, combinations, dividends and the like. Payment of all amounts due pursuant to the Secured Convertible Debentures, as well as our other obligations to the investors, is secured by a lien on all of our assets.

      Each Class 2005-A Warrant is currently exercisable at a price of $0.20 per share and is exercisable until expiration on February 28, 2010. Each Class 2005-B Warrant is currently exercisable at a price of $0.05 per share until expiration 18 months after the date on which the resale of the shares of common stock issuable upon exercise of the Class 2005-B Warrants are registered under the Securities Act of 1933 (subject to extension under certain circumstances). The exercise price of each of the Warrants is subject to adjustment for subsequent lower price issuances, as well as customary adjustment provisions for stock splits, combinations, dividends and the like.

      The Secured Convertible Debentures and the Warrants were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933. Pursuant to the terms of a registration rights agreement, we agreed to include the shares of common stock issuable upon conversion of the Secured Convertible Debentures and upon exercise of the Warrants in a registration statement under the Securities Act of 1933 to be filed not later than 30 days after the effective date of the registration statement, as amended, originally filed by us on November 24, 2004 (the "Required Filing Date") and to use our best efforts to cause such registration statement to be declared effective no later than 60 days after the Required Filing Date. In the event we do not meet these deadlines, we may be required to issue additional shares of common stock to the investors under the terms of the registration rights agreement.

      Palladium Capital Advisors, LLC acted as placement agent in connection with the sale of Debentures, Class 2005-A Common Stock Purchase Warrants and Class 2005-B Common Stock Purchase Warrants. In consideration for its services, we (i) paid Palladium Capital Advisors, LLC a cash amount equal to 5.5% of the total purchase price of the Debentures and Warrants; (ii) issued Palladium Capital Advisors, LLC or its designees 300,000 shares of common stock with piggy-back registration rights; and (iii) agreed to pay Palladium Capital Advisors, LLC a cash fee equal to 10% of the cash exercise price of any Warrants that are exercised for cash.

      In connection with the February 9, 2005 financing, we agreed to extend the expiration date of the 2004-B Common Stock Purchase Warrants to a date which is 18 months after the effective date of the registration statement covering the resale of those warrant shares.

AUGUST 5, 2005 FINANCING AND AMENDMENTS TO SECURED CONVERTIBLE DEBENTURES

      On August 5, 2005 and August 8, 2005, two accredited investors loaned us an aggregate of $223,600 in gross proceeds in exchange for two notes payable. The notes bear no interest and are due February 1, 2006. Under the terms of the loans, we agreed to share 50% of the profit earned from the development, production and commercialization of the videogame originally released under the name `Kollon' in Japan by Cyberfront Corporation on the Sony PSP platform.

      In connection with the August 5, 2005 and August 8, 2005 loans, we entered into an agreement amending the terms of our August 31, 2004, October 6, 2004 and February 9, 2005 financings. In connection with the loans, we re-affirmed all representations and warranties made in the contained in the August 31, 2004, October 6, 2004 and February 9, 2005 financings and all covenants and conditions from such financings were adopted and renewed. In addition, the $223,600 principal amount notes payable were added to the Security Interest Agreements executed in connection with the August 31, 2004, October 6, 2004 and February 9, 2005 financings. Further, the conversion price of the debentures issued in connection with the August 31, 2004, October 6, 2004 and February 9, 2005 financings was amended from $0.05 per share to be the lesser of $0.05 or 70% of the average of the five lowest closing bid prices for our common stock for the 30 trading days prior to a conversion date.

SHAREHOLDER APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION WOULD MEAN THAT WE WOULD HAVE MORE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE. SHAREHOLDERS DO NOT HAVE ANY PREEMPTIVE OR SIMILAR RIGHTS TO SUBSCRIBE FOR OR PURCHASE ANY ADDITIONAL SHARES OF COMMON STOCK THAT MAY BE ISSUED IN THE FUTURE, AND THEREFORE, FUTURE ISSUANCES OF COMMON STOCK MAY, DEPENDING ON THE CIRCUMSTANCES, HAVE A DILUTIVE EFFECT ON THE EARNINGS PER SHARE, VOTING POWER AND OTHER INTERESTS OF THE EXISTING SHAREHOLDERS. IF OUR SHAREHOLDERS FAIL TO APPROVE THIS PROPOSAL, WE MAY NOT BE ABLE TO MEET OUR OBLIGATIONS UNDER THE FINANCING DESCRIBED IN THIS PROPOSAL AND WILL BE IN DEFAULT PURSUANT TO THE TERMS OF THE AGREEMENTS. MANAGEMENT OF THE COMPANY BELIEVES THAT IT IS HIGHLY LIKELY THAT SUCH DEFAULT WOULD REQUIRE THE COMPANY TO REPAY THE AMOUNT BORROWED

PURSUANT TO THOSE AGREEMENTS, INCLUDING INTEREST AND PENALTIES, WHICH WOULD CAUSE THE COMPANY TO SUBSTANTIALLY CURTAIL OR CEASE ITS OPERATIONS, AND MAY RESULT IN A TOTAL LOSS OF YOUR INVESTMENT IN THE COMPANY.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
                  PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
    INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         FROM 100,000,000 TO 500,000,000

ANNUAL AND QUARTERLY REPORTS

      Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 and our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, as amended and filed with the Securities and Exchange Commission, excluding exhibits, are being mailed to shareholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Reports on Form 10-QSB free of charge to any shareholder upon written request to the Company at 612 Santa Monica Boulevard, Santa Monica, California 90401. The Annual Report and Quarterly Reports are incorporated in this Proxy Statement. You are encouraged to review the Annual Report and Quarterly Reports together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Except as otherwise described in this Proxy Statement, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the amendment to the Articles of Incorporation set forth herein, which is not shared by all other shareholders pro rata, and in accordance with their respective interests.

OTHER MATTERS

      No matters other than those set forth above may be properly brought before the Special Meeting.


Santa Monica, California              By Order of the Board of Directors *, 2005

                                 [Form of Proxy]

                     CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
                           612 SANTA MONICA BOULEVARD
                         SANTA MONICA, CALIFORNIA 90401

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, as a shareholder of common stock of Conspiracy Entertainment Holdings, Inc., a Utah corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on *, 2005, at 10:00 a.m., at * in Santa Monica, CA *, and hereby further revokes all previous proxies and appoints Sirus Ahmadi as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

      o To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 to 500,000,000.

                         |_| FOR |_| AGAINST |_| ABSTAIN

The shares represented by this proxy will be voted as directed by the shareholder, but if no instructions are specified, this proxy will be voted for the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. No matters other than those set forth above may be properly brought before the Special Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Shareholders for fiscal year ended December 31, 2003 and the Quarterly Reports for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, as amended and filed with the Securities and Exchange Commission.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL.

Dated:_____________, 2005
                                ------------------------------------------------
                                (Signature)

                                ------------------------------------------------
                                (Signature of joint owner or additional Trustee)

Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.